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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.             )

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INTERVOICE, INC.

(Name of Registrant as Specified In Its Charter)

DAVID W. BRANDENBURG

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY COPY—SUBJECT TO COMPLETION

DAVID W. BRANDENBURG

401 North Point Road, No. 1002

Osprey, FL 34229

                    , 2007

Dear Fellow Intervoice Shareholder:

With the enclosed proxy statement and the accompanying BLUE proxy card, I am soliciting your vote for use at Intervoice’s 2007 Annual Meeting as explained in the enclosed proxy statement. I am soliciting your proxy in support of the election of seven nominees, including myself, to replace all of the incumbent directors proposed for reelection by Intervoice and for three additional proposals discussed in the enclosed proxy statement. In addition to myself, the nominees to serve as directors of Intervoice are Daniel D. Hammond, Stuart Barab, Wilson David “Bill” Fargo, Timothy W. Harris, Mark A. Weinzierl and Michael J. Willner. Their biographical information is included in the enclosed proxy statement.

As someone who has a deep understanding of Intervoice’s business and industry and who is very familiar with its customers, partners and products, I believe passionately in Intervoice’s global franchise as an industry leader and market innovator and in its great potential and promise. In addition, I am a significant shareholder, owning 1,429,162 shares of Intervoice’s common stock, or approximately 3.7% of the outstanding shares. Accordingly, like all shareholders, I am focused on creating greater value for all of Intervoice’s shareholders.

As some of you may recall, I previously served in various senior executive positions at Intervoice, including Chairman of the Board, Vice Chairman of the Board, Chief Executive Officer and President. My relationship with Intervoice dates back to 1989 when I joined Intervoice’s Board of Directors. I dedicated many years of my professional life to leading the growth and development of Intervoice to help make it the premier company that it is today. Two and a half years ago, I retired as Intervoice’s Chairman and Chief Executive Officer. In a press release issued by Intervoice in November 2004 to announce my retirement, Intervoice made the following statement regarding my track record and tenure as Chairman and CEO (permission to use the following quotation was neither sought nor obtained):

“During Mr. Brandenburg’s tenure as Chairman and Chief Executive Officer, the Company returned to growth and profitability following the difficult business environment after 9-11. Mr. Brandenburg’s leadership helped position Intervoice today as an innovator and industry leader in the voice automation market.”

When I retired from my position as Chairman and CEO of Intervoice at the end of 2004, Intervoice and I entered into a severance agreement that included a mutual non-disparagement provision which prohibits either of us from disparaging the other. Accordingly, in pursuing this proxy contest, I am embarking on a process that is rarely followed, that is, running a completely positive, non-confrontational proxy contest. I will not be making any disparaging or derogatory statements about Intervoice, its officers, directors, shareholders, managerial personnel, or other employees. Nor will I be making any statements that impugn the quality or integrity of Intervoice’s business, accounting, or employment practices. I hope and expect that Intervoice and its management will join me on the high road and take a similar approach.

I am tired of watching acrimonious proxy contests between disappointed and disillusioned shareholders and incumbent boards. Since that is not my style, I plan to take a different approach. I believe that Intervoice’s shareholders will benefit significantly from a proxy contest that is positive and non-confrontational. I plan to focus my campaign on the quality and experience of my nominees and on the initiatives that I believe will enhance shareholder value and position Intervoice for the future. I will focus on the future, not the past. I do not believe that shareholders need any help or guidance from me in evaluating Intervoice’s historical performance. The results often speak for themselves. I want to look forward and talk about the future and how my nominees are committed to helping Intervoice enter an exciting new era of market leadership, revenue growth, profitability and enhanced shareholder value. I also want to discuss how my nominees are committed to ensuring that increasing shareholder value ranks high on the agenda of Intervoice’s board of directors.

As a major shareholder focused on creating greater value for all Intervoice shareholders, I believe that it is time for a change in Intervoice’s direction and in its governance. In recent months, I have made recommendations to Intervoice in an attempt to assist it in growing its revenues and enhancing its profitability. While I believe that Intervoice has adopted a few of my recommendations and ideas for positioning the company for future growth and profitability, much more remains to be done if Intervoice is going to be able to return greater value to its shareholders.

In planning this proxy solicitation, my objectives are pure and simple. I want to provide my fellow shareholders with an alternative—that is the opportunity to replace the entire incumbent board of directors with new members with a different base of experience and expertise, and a different set of perspectives, insights, ideas and viewpoints. I believe that the presence of an alternative slate of director nominees will benefit all shareholders and will increase the likelihood that meaningful actions will be taken on behalf of Intervoice and its shareholders.

I also believe that Intervoice would benefit from the fresh perspectives, fresh ideas, fresh viewpoints and the new energy that my nominees would bring to Intervoice. As an Intervoice shareholder, you should have the opportunity to vote for an alternate slate of director nominees—that is the opportunity to replace the entire incumbent board with new members with a different base of experience and expertise. However, if you are pleased with Intervoice’s track record and prefer to maintain the status quo, voting for the re-election of the incumbent directors will provide you with continuity.

My nominees are highly qualified and very experienced and have significant, impressive and diverse backgrounds in business operations, accounting, finance, law, technology and real estate. They understand the role of a board of directors to set the direction for, and guide, the management of a public company. They understand the need for the application of rigorous financial discipline. They understand the role of a board of directors to hold management accountable for executing on board-approved strategic and operational plans that enhance shareholder value. If elected, they will make the changes that they believe are necessary to focus Intervoice’s business on its core technologies, increase Intervoice’s market share, position Intervoice for future growth and return value to shareholders.

My nominees provide you with the opportunity to vote for a change. With no prior decisions at Intervoice to justify, they won’t hesitate to propose, if warranted, changes in the way the business has been run in the recent past. My nominees will take a fresh look at many of Intervoice’s current initiatives and practices. Among other things, consistent with their fiduciary duties, they will conduct a meaningful review of Intervoice’s operational and strategic plans to ensure that the enhancement of shareholder value is one of their ultimate objectives.

My nominees are committed to acting in the best interest of Intervoice’s shareholders. Each of the nominees has consented to being named in my proxy statement and, if elected, to serve as a director of Intervoice. I believe that my nominees, who have no current affiliations with the current Intervoice board of directors or management, will provide the leadership and strategic direction necessary to enhance the value of your investment in Intervoice.

Intervoice is a great company, with great customers, great technology, great products, great employees and a great heritage. I want to ensure that this company has a great future. The core of my platform is that “A GREAT COMPANY DESERVES A GREAT FUTURE.” I believe that the election of my nominees will increase the likelihood that a great company like Intervoice will have a great future.

If you believe that change in Intervoice’s Board would be beneficial to Intervoice, and if you want a great company like Intervoice to have a great future, your voice in the future of Intervoice can best be expressed through the election of my nominees at the 2007 Annual Meeting. The choice is yours. I urge you to consider carefully the information contained in my proxy statement and then support my efforts by marking, signing, dating and returning the enclosed BLUE proxy card to vote for my nominees and my other proposals.

If you have any questions or require any assistance with your vote, please contact Innisfree M&A Incorporated, which is assisting me with this solicitation, at their toll-free number or address listed below.

Thank you for your support,

David W. Brandenburg

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Shareholders Call Toll-Free: (888) 750 5834

Banks and Brokerage Firms Call Collect: (212) 750-5833

PRELIMINARY COPY—SUBJECT TO COMPLETION

2007 ANNUAL MEETING OF THE SHAREHOLDERS

OF

INTERVOICE, INC.

PROXY STATEMENT

OF

DAVID W. BRANDENBURG

This Proxy Statement and the accompanying BLUE proxy card are being furnished to shareholders of Intervoice, Inc. (“Intervoice” or the “Company”) in connection with my solicitation of proxies to be used at the 2007 Annual Meeting of Shareholders of Intervoice, including any adjournments, postponements, reschedulings or continuations thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”). The Annual Meeting is scheduled to be held at                                         , on                     , July     , 2007, at             , local time. The principal executive offices of Intervoice are located at 17811 Waterview Parkway, Dallas, TX 75252. My proxy statement and the accompanying BLUE proxy card are first being furnished to shareholders on or about                 , 2007.

At the Annual Meeting, I am seeking your support for the following:

1.	To elect the following slate of director nominees: myself, Daniel D. Hammond, Stuart Barab, Wilson David “Bill” Fargo, Timothy W. Harris, Mark A. Weinzierl and Michael J. Willner (the “Nominees”), each to serve for a one-year term until the Company’s 2008 Annual Meeting of Shareholders (“Proposal 1”);

2.	To amend Section 3.02 of the Third Restated Bylaws of Intervoice (the “Bylaws”) to set the size of the board at seven (7) directors and eliminate the ability of the Intervoice Board to increase its size without the unanimous consent of the Intervoice Board (“Proposal 2”) as set forth on Annex II hereto;

3.	To amend Article IX of the Bylaws to require the unanimous vote of all directors in order to further amend Section 3.02 of the Bylaws, which fixes the number of directors constituting the Intervoice Board (“Proposal 3”) as set forth on Annex II hereto; and

4.	To repeal each provision of the Bylaws and any and all amendments to the Bylaws (whether effected by supplement to, deletion from or revision of the Bylaws) since July 21, 2004 (the last date of reported changes) and before the effectiveness of the foregoing Proposals and the seating of the Nominees on the Board, other than those provisions which were duly adopted by the shareholders of Intervoice and those provisions which under Texas law cannot be repealed by the shareholders of Intervoice, and to provide that, without the affirmative vote of the holders of a majority of the stock of Intervoice having voting power, the Intervoice Board may not thereafter amend any section of the Bylaws affected by such repeal or adopt any new Bylaw provision in a manner which serves to reinstate any repealed provision or adopt any provision having a similar effect as the repealed provision (“Proposal 4,” and collectively with Proposal 1, Proposal 2 and Proposal 3, the “Proposals”).

MY NOMINEES AND I ARE COMMITTED TO ACTING IN THE BEST INTEREST OF THE COMPANY’S SHAREHOLDERS. I BELIEVE THAT YOUR VOICE IN THE FUTURE OF INTERVOICE CAN BEST BE EXPRESSED THROUGH THE ELECTION OF MY NOMINEES AND I AND THE APPROVAL OF MY OTHER PROPOSALS WHICH ARE FURTHER DISCUSSED HEREIN. ACCORDINGLY, I URGE YOU TO VOTE YOUR BLUE PROXY CARD FOR MY NOMINEES AND I AND FOR THE APPROVAL OF MY OTHER PROPOSALS.

I AM MAKING THIS SOLICITATION ON MY OWN BEHALF AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF INTERVOICE. I AM NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING. SHOULD OTHER MATTERS, WHICH I AM NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, I WILL VOTE THE PROXIES I HOLD ON THOSE MATTERS IN MY DISCRETION.

IF YOU HAVE ALREADY SENT A WHITE PROXY CARD FURNISHED BY INTERVOICE MANAGEMENT TO INTERVOICE, YOU MAY REVOKE THAT PROXY BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY EITHER DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING TO MY PROXY SOLICITOR INNISFREE M&A INCORPORATED OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

IMPORTANT

The election of the Nominees require the affirmative vote of a plurality of the votes cast, assuming a quorum is present or otherwise represented at the Annual Meeting. That means that the director nominees with the most votes for available board seats will be elected. Accordingly, your vote is important, no matter how few shares of common stock of Intervoice, no par value per share (the “Shares”), that you own. I urge you to mark, sign, date, and return the enclosed BLUE proxy card today to vote “FOR” the election of my Nominees and “FOR” my other Proposals discussed herein.

I URGE YOU NOT TO SIGN ANY PROXY CARD SENT TO YOU BY INTERVOICE. IF YOU HAVE ALREADY DONE SO, YOU MAY REVOKE YOUR PROXY BY DELIVERING A LATER-DATED BLUE PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE, OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

According to the Annual Report on Form 10-K of Intervoice for the fiscal year ended February 28, 2007 (the “Intervoice 2007 Form 10-K”), filed with the Securities and Exchange Commission on May 9, 2007, there were an aggregate of 38,844,915 Shares issued and outstanding. As of the most recent practicable date prior to the filing of this proxy statement, my nominees and I are deemed to beneficially own (as beneficial ownership is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), in the aggregate, 3,135,184 Shares, representing approximately 8.1% of the Shares, based upon the amount of Shares reported to be issued and outstanding in the Intervoice 2007 Form 10-K. Please see Annex I for additional information about the Nominees, including their beneficial ownership, and purchases and sales of Shares.

Only holders of record of Intervoice’s voting securities as of the close of business on             , 2007 (the “Record Date”) are entitled to notice of, and to attend and to vote at, the Annual Meeting. According to the proxy statement of Intervoice, as of the Record Date, there were             Shares outstanding and entitled to vote at the Annual Meeting. As of the Record Date, my nominees and I are deemed to beneficially own (as beneficial ownership is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), in the aggregate, 3,135,184 Shares, representing approximately 8.1% of the issued and outstanding Shares (based upon the Shares stated to be issued and outstanding as of the Record Date by Intervoice in its proxy statement).

If you have any questions, require assistance in executing your BLUE proxy card, need additional information concerning these proxy materials or need additional copies, please contact Innisfree M&A Incorporated as follows:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Shareholders Call Toll-Free: (888) 750 5834

Banks and Brokerage Firms Call Collect: (212) 750-5833

REASONS WHY I AM SEEKING TO

REPLACE THE ENTIRE BOARD OF DIRECTORS OF INTERVOICE

My objectives in planning this proxy solicitation are pure and simple. I want to provide my fellow shareholders with an alternative—that is the opportunity to replace the entire board with new members with a different base of experience and expertise, and a different set of perspectives, ideas and viewpoints, than the incumbent directors. In my opinion, Intervoice would benefit from fresh perspectives, fresh ideas, fresh viewpoints, fresh insights and new energy as it seeks to confront the challenges that lie ahead. I believe that just the presence of an alternative slate of director nominees will benefit all shareholders and will increase the likelihood that meaningful actions will be taken to benefit Intervoice and its shareholders.

My Nominees provide Intervoice’s shareholders with the opportunity to vote for a change. With no prior decisions at Intervoice to justify, they won’t hesitate to propose, if warranted, changes in the way business has been run in the recent past. My Nominees will take a fresh look at many of Intervoice’s current initiatives and practices. Among other things, they will conduct a meaningful review of Intervoice’s operational and strategic plans to ensure that the enhancement of shareholder value is one of their ultimate objectives.

While the summary biographical information provided herein for each Nominee speaks for itself, my Nominees are highly qualified and very experienced and have significant, impressive and diverse backgrounds in business operations, accounting, finance, law, technology and real estate. They understand the role of a board of directors to set the direction for, and guide, the management of a company. They understand the need for the application of rigorous financial discipline. They understand the role of a board of directors to hold management accountable for executing on board-approved strategic and operational plans that enhance shareholder value. If elected, my nominees and I will make the changes that are necessary to focus Intervoice’s business on its core technologies, increase Intervoice’s market share, position Intervoice for future growth and return value to shareholders. They will be committed to helping Intervoice enter an exciting new era of market leadership, revenue growth, profitability and enhanced shareholder value. They will also be committed to ensuring that increasing shareholder value ranks high on the Intervoice Board’s agenda.

As of                 , 2007, the approximate date on which this Proxy Statement and the accompanying BLUE proxy card are being mailed to shareholders, the other participants in this solicitation and I were the beneficial owners of an aggregate of 3,135,184 Shares representing approximately 8.1% of the issued and outstanding Shares. As a significant shareholder, I believe that my interests as a shareholder in Intervoice are directly aligned with those of all other shareholders of Intervoice.

There can be no assurance that the actions that my Nominees and I intend to take as described in this proxy statement will be implemented if we are elected or that the election of my Nominees will improve Intervoice’s performance or otherwise enhance shareholder value. The election of my Nominees does not constitute a vote in favor of any of my operational or other goals and objectives for Intervoice. Please note that if my Nominees are elected, it will have the legal effect of replacing seven incumbent directors of Intervoice.

CHRONOLOGY OF EVENTS LEADING UP TO MY DECISION

TO REPLACE THE ENTIRE BOARD OF DIRECTORS OF INTERVOICE

AND INITIATE THIS PROXY SOLICITATION

The following is a chronology of events leading up to my decision to replace the current board of directors of Intervoice and initiate this proxy solicitation:

•

On November 18, 2004, Intervoice publicly announced in a press release that I would be retiring as Chairman and Chief Executive Officer of Intervoice and indicating that I would continue to serve on the Intervoice Board through late December 2004. In the press release issued by Intervoice, I am praised by Intervoice for my leadership in helping to position Intervoice as an innovator and industry leader in the voice automation market. The press release also includes the following statement by Intervoice: “During Mr. Brandenburg’s tenure as Chairman and Chief Executive Officer, Intervoice returned to growth and profitability following the difficult business environment after 9-11.” Following, my retirement as Chairman and Chief Executive Officer, Gerald F. Montry was elected to serve as Chairman of the Intervoice Board, and Robert E. Ritchey assumed the responsibilities of Chief Executive Officer of Intervoice.

•

On or about March 12, 2007, I met via telephone with Robert E. Ritchey, Intervoice’s President and Chief Executive Officer, and requested the opportunity to make a presentation to Intervoice’s Board of Directors at its next board meeting. Alternatively, I asked for a meeting with Mr. Ritchey and the Chairman of the Intervoice Board, Mr. Montry.

•

On March 19, 2007, I held a conference telephone call with Messrs. Ritchey and Montry. Prior to the call, I e-mailed to Messrs. Ritchey and Montry a list of concerns that I had with, among other things, how the Nasdaq Stock Market is valuing Intervoice. In addition, in my e-mail, I proposed a number of initiatives and action items for consideration by the Intervoice Board that I believed would benefit Intervoice and its shareholders. Included in the list of proposed initiatives was a request from me that four of the current members of the Intervoice Board be replaced with four new members that I would recommend. In response, Messrs. Ritchey and Montry informed me that they would need to present the list of concerns and proposed initiatives, including my request with respect to the replacement of four of the current members of the Intervoice Board, to the full Intervoice Board. They also asked that I give them until after the next meeting of the Intervoice Board which was scheduled to be held from April 11- 12, 2007. Messrs. Ritchey and Montry agreed that they would respond back to me by April 13, 2007. Following the completion of the conference telephone call, it was my understanding that Mr. Montry e-mailed the document that I had prepared to all board members for their consideration.

•

On March 27, 2007, I met again with Mr. Ritchey as well as Craig E. Holmes, Intervoice’s Executive Vice President and Chief Financial Officer, to discuss my list of concerns and proposed initiatives, including my request that four members of the Intervoice Board be replaced with four new members that I would recommend.

•

On March 28, 2007, I met again with Mr. Ritchey to continue their discussions with respect to my list of concerns and proposed initiatives. Mr. Ritchey asked me to consider revising my list of proposed initiatives and to provide him with a copy of such revised document. At the conclusion of the meeting, I was of the impression that Mr. Ritchey and the Intervoice Board was not opposed to most of my points other than my request with respect to the replacement of four members of the Intervoice Board.

•

On April 2, 2007, I prepared a revised list of concerns and proposed initiatives and e-mailed the document to Mr. Ritchey. Still included in my revised list of proposed initiatives was my request that four of the current members of the Intervoice Board be replaced with four new members that I would recommend. In my revised document, I asked for a response back from the Intervoice Board by April 13, 2007. It was my understanding that Mr. Ritchey then forwarded the document to all members of the Intervoice Board.

•

On April 3, 2007, I received an e-mail message back from Mr. Ritchey indicating that he was satisfied with the revised document that I had prepared and that nothing further needed to be modified for the time being. He further indicated that they had set aside time on the Board meeting agenda to discuss the issues and concerns that I had raised and that the Board would consider a response at that time.

•

On April 9, 2007, I received a telephone call from Mr. Ritchey and was informed that Mr. Montry, the Chairman, and another board member, George C. Platt, would agree to meet with me following the conclusion of the two-day board meeting on April 12, 2007. A meeting among myself, Mr. Montry and Mr. Platt was scheduled to be held on April 12, 2007 at 3:00 p.m., local time, at Intervoice’s headquarters in Dallas, Texas.

•

On April 12, 2007, I met with Messrs. Montry and Platt. They informed me that Intervoice and the Intervoice Board understood the concerns and discontent of shareholders with respect to Intervoice’s performance during the last two fiscal years. They also informed me that the Intervoice Board and Intervoice’s management team had plans in place to address some of the concerns that I had raised, but needed additional time to execute on these plans. In addition, Messrs. Montry and Platt indicated that, while they may move forward on some of my proposed initiatives, they were unwilling to formally commit to move forward on any of them and would not, under any circumstances, agree to publicly announce any plans regarding these initiatives. As for my request that four members of the Intervoice Board be replaced with directors that I would recommend, Messrs. Montry and Platt informed me that none of the board members was willing to vacate his or her seats on the Intervoice Board and indicated that they were not prepared to offer me any representation on the Intervoice Board.

•

On May 30, 2007, I delivered a letter to Intervoice notifying Intervoice of my intention to nominate seven individuals, including myself, for election to the Intervoice Board at the Annual Meeting and proposing certain amendments to the Intervoice Bylaws. On that same date, I issued a press release announcing my intent to solicit proxies in support of the election of my Nominees and my additional proposals.

•

On May 30, 2007, I delivered a letter to Intervoice demanding, pursuant to the Texas Business Corporation Act, a complete list of Intervoice’s shareholders and other corporate records of Intervoice to allow me to communicate with Intervoice’s shareholders concerning my director nominations, my other shareholder proposals and my plans, if my Nominees and I are elected to the Intervoice Board, to position Intervoice for future growth and profitability and return value to Intervoice’s shareholders.

•

On May 31, 2007, I delivered a revised letter to Intervoice demanding, pursuant to the Texas Business Corporation Act, a complete list of Intervoice’s shareholders and other corporate records of Intervoice.

•

On June 1, 2007, I delivered a letter to Intervoice transmitting copies of executed consents from each of the Nominees pursuant to which each of the Nominees has consented to being nominated by me for election to the Intervoice Board and has consented to serve as a director of Intervoice if he is so elected.

•

On June 1, 2007, pursuant to Rule 14a-6 of the Securities Exchange Act of 1934, as amended, I filed my preliminary proxy statement and related form of proxy card with the Securities and Exchange Commission with respect to this proxy solicitation. On that same date, I issued a press release announcing the filing of the preliminary proxy statement.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Intervoice Board is currently composed of seven directors, each of whom is elected annually. At the Intervoice 2007 Annual Meeting seven directors will be elected. I am seeking your support at the Annual Meeting to elect my Nominees and I in opposition to Intervoice’s director nominees, each to serve until the 2008

Annual Meeting of Shareholders and until his successors are duly elected and qualified or until his earlier death, resignation or removal.

The Nominees

I believe that I have nominated a slate of highly qualified and very experienced nominees who will bring to the Intervoice Board a different base of experience and expertise, and a different set of perspectives, insights, ideas and viewpoints, than the incumbent directors.

I retired as Chairman and CEO of Intervoice in November 2004 and, accordingly, as an employee of Intervoice within the past three years, I would not be deemed independent under Nasdaq Stock Market Rule 4200(a)(15). If not for my previous employment with Intervoice, I believe that I would otherwise qualify as an independent director. Except for myself, all of the Nominees are independent of Intervoice in accordance with the applicable standards of the Nasdaq Stock Market and the independence standards applicable to Intervoice under paragraph (a)(1) of Item 407 of Regulation S-K under the Securities Exchange Act of 1934, as amended.

Set forth below are the name, age, business address, present principal occupation, employment history and directorships of publicly held companies of each of the Nominees for at least the past five years. This information has been furnished to me by the respective Nominees. Each of the Nominees has consented to serve as a director of Intervoice and to be named in this Proxy Statement as a nominee. Each of the Nominees is at least 18 years of age. Please see Annex I for additional information about the Nominees, including their beneficial ownership, purchases and sales of Shares.

Name, Age and Business Address	Principal Occupation or Employment During the Past Five Years; Public Company Directorships
David W. Brandenburg (age 62) Business Address: 401 North Point Road, No. 1002 Osprey, FL 34229

Mr. Brandenburg is a former Chairman and Vice Chairman of the Board of Directors, Chief Executive Officer and President of Intervoice. Mr. Brandenburg’s current principal occupation is serving as a private, self-employed investor and philanthropist. He is President of the Brandenburg Life Foundation, a 501(c)(3) charitable foundation which he founded with his wife in 1996. Mr. Brandenburg retired as Chairman and Chief Executive Officer of Intervoice in November 2004 and left Intervoice’s Board of Directors in December 2004. He had re-joined Intervoice as Chief Executive Officer in June 2000 and also served as Chairman of the Board of Intervoice from December 2000 until his retirement in November 2004. Mr. Brandenburg also held the position of President of Intervoice from February 2001 to July 2002.

Mr. Brandenburg served as President and Chief Executive Officer of AnswerSoft, Inc. a global provider of call center software automation solutions from November 1997 to May 1998, at which time it completed a merger with Davox Corporation. Davox subsequently changed its name to Concerto Software, Inc. and, following a merger with Aspect Communications Corp., is now part of Aspect Software, Inc., a privately-held company. Mr. Brandenburg first joined Intervoice as Chief Operating Officer in July 1990 after having served as a Director since 1989. He was promoted to President of Intervoice in 1991 where he served until December 1994 when he relinquished his position of President and assumed the position of Vice Chairman of the Board of Intervoice until May 1995.

Name, Age and Business Address	Principal Occupation or Employment During the Past Five Years; Public Company Directorships
Daniel D. Hammond (Age 55) Business Address: Hammond Development International, Inc. c/o 801 East Campbell Road, Suite 140 Richardson, TX 75081	Mr. Hammond is a founder of Intervoice and served as its Chief Executive Officer from June 1986 to June 2000. He served on Intervoice’s Board of Directors from January of 1984 until December of 2000 and as Chairman of its Board from December of 1990 until December 2000. Mr. Hammond also served in an advisory capacity to Intervoice and its former Chief Executive Officer, David W. Brandenburg, from January of 2001 until February of 2004. Mr. Hammond is the named inventor of five U.S. patents issued to Intervoice and one U.S. patent pending. Mr. Hammond is currently President of Hammond Development International, Inc., a privately-held real estate investment company.

Stuart Barab (age 61) Business Address: 9132 Branch Hollow Drive Dallas, TX 75243	Mr. Barab was formerly employed with the TI Defense Systems Division of Texas Instruments, Inc. from 1967 to 1999. Raytheon Company acquired the assets of Texas Instruments’ defense operations in 1997, at which time Mr. Barab became a Vice President of Raytheon Company. Mr. Barab started his career as an electrical engineer and then progressed through various levels of program and executive management positions. Prior to his retirement in 1999, Mr. Barab was President of a joint venture between Texas Instruments and Lockheed Martin which was responsible for the development, production and fielding of a new Army missile system.

Since his retirement, Mr. Barab has served as a consultant with high technology defense, medical device and telecommunication companies in the areas of corporate leadership, program management and product development. Additionally, he served from May 2004 to November 2006 as the Chief Operating Officer of VuCOMP, Inc., a privately-held medical device company that specializes in creating the algorithm technology for detection of early signs of breast cancer in mammograms.

Mr. Barab received his Bachelor of Science degree in Electrical Engineering from the University of Illinois in 1968 and his Master of Science degree in Electrical Engineering from Southern Methodist University in 1975.

Wilson David “Bill” Fargo (age 62) Business Address: 54 W. French Oaks Circle The Woodlands, TX 77382

Mr. Fargo is a former Senior Vice President, General Counsel and Corporate Secretary of Compaq Computer Corporation, which was subsequently acquired by Hewlett-Packard Company in May 2002. He served in this position from 1984 until his retirement in 1996. Mr. Fargo was previously employed by Texas Instruments, Incorporated from 1966 to 1984. During his tenure with Texas Instruments, Mr. Fargo served in various positions in that company’s corporate legal department including Vice-President of U.S. and Europe Legal Operations.

Since his retirement, Mr. Fargo has served on a number of charitable boards, including the Houston Ballet, Cynthia Woods Mitchell Pavilion, NW American Heart Association and the John Cooper School.

Name, Age and Business Address	Principal Occupation or Employment During the Past Five Years; Public Company Directorships
Timothy W. Harris (Age 49) Business Address: Questia Media, Inc. 24 Greenway Plaza, Suite 1050 Houston, TX 77046

Mr. Harris currently serves as the President and Chief Executive Officer of Questia Media, Inc., a privately-held company which provides copyrighted material in online digital libraries. Mr. Harris served on the Board of Directors of Questia Media from December 2002 to present. Prior to his role as Chief Executive Officer, Mr. Harris held other positions with Questia Media including as Vice President and Chief Operating Officer from January 2000 to December 2005 and as Vice President and Chief Financial Officer from October 1999 to May 2004.

Prior to joining Questia Media, Mr. Harris worked for Compaq Computer Corporation for 15 years (1983-1998) in various positions culminating as Vice President and General Manager of their Commercial Desktop Division. Prior to this position, he served as Vice President, General Manager, Value Desktop Division and in various financial positions at Compaq, including Vice President, Controller Desktop PC Division and Vice President, Controller Personal Computer Division, including financial responsibility for worldwide manufacturing operations.

Mark A. Weinzierl (age 43) Business Address: 661 E. 18th Street Plano, TX 75074

Mr. Weinzierl currently serves as the President and Chief Executive Officer of Enfora, Inc., a privately-held global provider of wireless solutions for both the enterprise and consumer markets. Enfora is focused on providing innovative wireless machine-to-machine solutions.

Prior to founding Enfora, Mr. Weinzierl was a co-founder, Executive Vice President and a member of the board of directors of Inet Technologies, Inc., a provider of communications software solutions. He helped lead Inet through its initial public offering in May 1999. In September 1999, Mr. Weinzierl founded Enfora when it acquired the wireless data assets of Inet. Inet was acquired by Tektronix, Inc. in June 2004.

Mr. Weinzierl received his Bachelor of Science degree in Electrical (Computer) Engineering from Iowa State University and attended the University of Texas at Dallas’ MBA program. Mr. Weinzierl is the named inventor of two U.S. patents issued to Enfora.

Michael J. Willner (age 49) Business Address: 150 Allendale Road King of Prussia, PA 19406

Mr. Willner is the founder of Willner Properties Services, Inc., a privately-held, real estate development, leasing and management company specializing in both commercial and residential properties based in King of Prussia, Pennsylvania. Mr. Willner has been actively involved in developing, managing and leasing real estate for over twenty years. Earlier in his career, Mr. Willner practiced real estate law in New York City with the law firm of Milbank, Tweed, Hadley & McCloy LLP. In addition to being an attorney, Mr. Willner has practiced as a certified public accountant and, prior to his legal career, was employed as an accountant in the tax department of the accounting firm of Arthur Andersen & Company.

Name, Age and Business Address	Principal Occupation or Employment During the Past Five Years; Public Company Directorships

Mr. Willner is a graduate of Emory University’s School of Law where he was a member of the law review. He serves on the Board of Directors of Meridian Bank, a privately-held, state-chartered commercial bank headquartered in Berwyn, Pennsylvania.

Except as indicated above, (i) none of the Nominees has carried on an occupation or employment, during the past five years, with Intervoice or any corporation or organization which is or was a parent, subsidiary or other affiliate of Intervoice, and (ii) none of the Nominees has ever served on the board of directors of Intervoice.

No family relationships exist between any Nominee and any executive officer or director of Intervoice.

Except as disclosed in this proxy statement, no Nominee is involved in any material pending legal proceedings with respect to Intervoice.

Except as otherwise set forth in this proxy statement, there is no other arrangement or understanding between any Nominee and any other person pursuant to which he was or is to be selected as a Nominee or director. None of the Nominees will receive any compensation from me or any of the other Participants for their service as directors of the Company. If elected, the Nominees will be entitled to such compensation from the Company as is provided to non-employee directors of the Company. The Company’s policies and practices as to its compensation of non-employee directors will be described in the Company’s proxy statement.

Except as disclosed in this proxy statement (including Annex I attached hereto), none of the Nominees or any of their respective affiliates or associates has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2007 Annual Meeting.

I do not expect that any of my Nominees will be unable to stand for election, but, in the event that any of such persons are unable to serve or for good cause will not serve, the Shares represented by the enclosed BLUE proxy card will be voted for one or more substitute nominees. In addition, I reserve the right to nominate substitute persons if Intervoice makes or announces any changes to the Intervoice Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any of the Nominees. I also reserve the right to nominate additional persons if Intervoice increases the size of the Intervoice Board above its existing size. In any such case, Shares represented by the enclosed BLUE proxy card will be voted for such substitute or additional nominees. Additional nominations made pursuant to the above would be without prejudice to my position that any attempt to increase the size of the current Intervoice Board would constitute an unlawful manipulation of Intervoice’s corporate machinery.

I STRONGLY URGE YOU TO VOTE “FOR” THE ELECTION OF MY NOMINEES BY MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED TO YOU WITH THIS PROXY STATEMENT. IF YOU HAVE SIGNED THE BLUE PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL SHARES REPRESENTED BY THE BLUE PROXY CARD “FOR” THE ELECTION OF MY NOMINEES NAMED ON THE BLUE PROXY CARD.

PROPOSAL NO. 2

AMENDMENT TO BYLAWS FIXING THE NUMBER OF DIRECTORS

Section 3.02 of the Bylaws provides that the Intervoice Board shall consist of not less than three nor more than eleven directors. Currently, the Intervoice Board consists of seven directors. I am proposing that shareholders approve an amendment to the Bylaws to fix the number of directors permitted to serve on the Intervoice Board at seven. The text of the proposed amendment is substantially in the form set forth in Annex II to this Proxy Statement.

This Proposal is intended to prevent any actions by the current directors of Intervoice that might impede the effectiveness of my Proposals or negatively impact the will of the shareholders reflected by the election of one or more of my Nominees, including expanding the Intervoice Board to add to such Board the incumbent directors of Intervoice not reelected at the Annual Meeting or other persons outside of the shareholder approval process after Proposals 1, 3 and 4 are effective.

While the Bylaws are silent on the ability of shareholders to amend the Bylaws, Article 2.23(C) of the Texas Business Corporation Act provides that, unless the articles of incorporation or a bylaw adopted by the shareholders provides otherwise as to all or some portion of a corporation’s bylaws, a corporation’s shareholders may amend, repeal, or adopt the corporation’s bylaws even though the bylaws may also be amended, repealed, or adopted by its board of directors. Intervoice’s Amended Articles of Incorporation (the “Intervoice Charter”) contain no provisions restricting the ability of the shareholders to amend the Bylaws.

I STRONGLY URGE YOU TO VOTE “FOR” THE PROPOSAL TO AMEND THE BYLAWS TO FIX THE NUMBER OF DIRECTORS AT SEVEN (7) ON THE ENCLOSED BLUE PROXY CARD.

PROPOSAL NO. 3

AMENDMENT TO BYLAWS TO REQUIRE THE UNANIMOUS VOTE OF ALL DIRECTORS

IN ORDER TO CHANGE THE NUMBER OF DIRECTORS

Article IX of the Bylaws provides that the Bylaws may be altered, amended, or repealed or new bylaws may be adopted by the affirmative vote of a majority of the whole Intervoice Board at any regular or special meeting of the Intervoice Board.

I am proposing that shareholders approve an amendment to Article IX of the Bylaws to require the unanimous vote of all members of the Intervoice Board for such board to amend Section 3.02 of the Intervoice Bylaws to change the number of directors constituting the Intervoice Board. The text of the proposed amendment is substantially in the form set forth in Annex II to this Proxy Statement.

This Proposal is also intended to prevent any actions by the current directors of Intervoice that might impede the effectiveness of these Proposals or negatively impact the will of the shareholders reflected by the election of one or more of my Nominees, including expanding the Board, without obtaining the affirmative vote of my Nominees which are elected, to add to the Intervoice Board the incumbent directors not reelected at the Annual Meeting or additional persons outside of the shareholder approval process after Proposals 1,2 and 4 are effective without the unanimous consent of the Intervoice Board.

While the Bylaws are silent on the ability of shareholders to amend the Bylaws, Article 2.23(C) of the Texas Business Corporation Act provides that, unless the articles of incorporation or a bylaw adopted by the shareholders provides otherwise as to all or some portion of a corporation’s bylaws, a corporation’s shareholders may amend, repeal, or adopt the corporation’s bylaws even though the bylaws may also be amended, repealed, or adopted by its board of directors. The Intervoice Charter contains no provisions restricting the ability of the shareholders to amend the Bylaws.

I STRONGLY URGE YOU TO VOTE “FOR” THE PROPOSAL TO AMEND THE BYLAWS TO REQUIRE THE UNANIMOUS VOTE OF ALL DIRECTORS IN ORDER TO CHANGE THE NUMBER OF DIRECTORS ON THE ENCLOSED BLUE PROXY CARD.

PROPOSAL NO. 4

REPEAL OF ADDITIONAL BYLAWS OR BYLAW AMENDMENTS

I am asking shareholders to approve a resolution which would repeal each provision of the Bylaws or amendments of the Bylaws that are adopted after July 21, 2004 (the last date of reported changes) and before the effectiveness of the foregoing Proposals and the seating of the Nominees on the Board. This Proposal is designed to prevent the current directors of Intervoice from taking actions to amend the Bylaws to attempt to nullify or delay the actions taken by the shareholders under these Proposals. Based on publicly available information, the most recent version the Bylaws was adopted on July 21, 2004, and no amendments after that date have been publicly disclosed.

I STRONGLY URGE YOU TO VOTE “FOR” THE PROPOSAL TO REPEAL ADDITIONAL BYLAWS OR BYLAW AMENDMENTS, AS DESCRIBED ABOVE, ON THE ENCLOSED BLUE PROXY CARD.

OTHER PROPOSALS

Except as discussed herein, I am not aware of any other proposals to be brought before the Annual Meeting. However, I intend to bring before the Annual Meeting such business as I determine may be appropriate, including, without limitation, nominating additional persons for directorships, or making other proposals as may be appropriate to address any action of the Intervoice Board not publicly disclosed prior to the date of this proxy statement. Should other proposals be brought before the Annual Meeting, I will vote the BLUE proxy cards with respect to such matters in my discretion.

QUORUM

The holders of not less than a majority of the number of Shares outstanding and entitled to vote at the Annual Meeting must be represented in person or by proxy in order to constitute a quorum for the transaction of business. Abstentions and broker non-votes will be included for purposes of determining whether a quorum exists. Broker non-votes occur when brokers do not receive voting instructions from their customers on non-routine matters and consequently have no discretion to vote on those matters. If your Shares are held in the name of a brokerage firm, bank nominee or other institution, you should contact the person responsible for your account and give instructions for a proxy card to be issued so that your Shares will be represented at the Annual Meeting.

After a quorum is determined to exist at the Annual Meeting, abstentions and broker non-votes will have no effect on the outcome of the election of directors.

Rule 452 of the New York Stock Exchange permits a broker member to vote on certain routine, uncontested matters without specific instructions from the beneficial owners so long as the broker has transmitted proxy material to the beneficial owner at least 15 days prior to the annual meeting of shareholders. It is my view that, to the extent that I distribute material to the brokers for forwarding on to beneficial owners, the election of directors would become a contested item and therefore the brokers will not issue a “routine” vote on behalf of the beneficial owners that have not instructed the brokers as to how they wish to vote on the election of directors. If a beneficial owner wishes to vote, such owner must provide the broker with specific instruction to vote.

REQUIRED VOTE

According to the most recent proxy statement filed by Intervoice with the Securities and Exchange Commission, directors are elected (Proposal No. 1 described above) by a plurality of the votes cast, either in person or by proxy, at the Annual Meeting. That means that the director nominees with the most votes for available board seats will be elected. Only votes FOR or WITHHELD count. Brokers do not have discretionary voting power with respect to this election of directors, and abstentions and broker non-votes will not be counted as votes present for the purpose of electing directors. Accordingly, broker non-votes will have no effect on the outcome of the election of directors.

Proposals 2, 3 and 4 (described above) must be approved by the affirmative vote of a majority of the Shares entitled to vote on the proposal and present in person or represented by proxy at the Annual Meeting. With respect to the matters other than the election of directors, broker non-votes will not be considered to be Shares present, but abstentions will be considered to be Shares present and, therefore, abstentions will have the effect of votes against the Proposals 2, 3 and 4.

RECORD DATE AND VOTING PROCEDURES

According to Intervoice’s proxy statement, as of                 , 2007, Intervoice had issued and outstanding              Shares entitled to be voted at the Annual Meeting. Each Share is entitled to one vote on each matter submitted to a vote of shareholders. The Intervoice Charter denies cumulative voting rights. Only shareholders of record at the close of business on                 , 2007 will be entitled to vote at the Annual Meeting. If your Shares are registered directly in your name with Intervoice’s transfer agent, Computershare Investor Services, LLC, you are considered with respect to those Shares the shareholder of record, and these proxy materials are being sent directly to you. As the shareholder of record, you have the right to submit your voting proxy directly to Intervoice using the enclosed BLUE proxy card or to vote in person at the Annual Meeting.

If your Shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of Shares held in “street name.” These proxy materials are being forwarded to you by your broker who is considered, with respect to those Shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker to vote your Shares, and your broker or nominee has enclosed a voting instruction card for you to use. If your Shares are held by a broker or nominee, please return your voting card as early as possible to ensure that your Shares will be voted in accordance with your instructions. You are also invited to attend the Annual Meeting; however, since you are not the shareholder of record, you may not vote these Shares in person at the meeting unless you comply with the procedure described below.

If your Shares are held in the name of a custodian and you want to vote in person at the Annual Meeting, you may specially request a document called a “legal proxy” from the custodian and bring it to the Annual Meeting.

Shareholders of record may appoint proxies to vote their Shares by signing, dating and mailing the BLUE proxy card in the envelope provided. Whether or not you are able to attend the Annual Meeting, you are urged to complete the accompanying BLUE proxy card and return it in the enclosed self-addressed, prepaid envelope. All valid proxies received prior to the meeting will be voted. If you specify a choice with respect to any item by marking the appropriate box on the BLUE proxy card, the Shares will be voted in accordance with that specification. Shares represented by properly executed, but unmarked, BLUE proxy cards will be voted at the Annual Meeting as marked and will be voted FOR the election of my Nominees to the Intervoice Board and FOR my other Proposals described herein, and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting.

You are being asked to elect the Nominees and to approve the other Proposals described herein. The enclosed BLUE proxy card may only be voted for the Nominees and does not confer voting power with respect to the Company’s nominees. Accordingly, the BLUE proxy card will not provide you with the opportunity to vote for any of the Company’s nominees. You can only vote for the Company’s nominees by signing and returning a proxy card provided by the Company. Shareholders should refer to the Company’s proxy statement for the names, backgrounds, qualifications and other information concerning the Company’s nominees. The participants in this solicitation intend to vote all of their Shares in favor of my Nominees and my other Proposals described herein.

If you have any questions or require any assistance in executing your proxy, please contact

Innisfree M&A Incorporated as follows:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Shareholders Call Toll-Free: (888) 750 5834

Banks and Brokerage Firms Call Collect: (212) 750-5833

REVOCATION OF PROXIES

Shareholders of Intervoice may revoke their proxies at any time prior to the time such proxies are voted by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to me c/o Innisfree M&A Incorporated, 501 Madison Avenue, New York, New York 10022 or to the Corporate Secretary of Intervoice at the address provided by Intervoice in Intervoice’s Proxy Statement.

Although a revocation is effective if delivered to Intervoice, I ask that you also mail to me either the original or photostatic copies of all revocations c/o Innisfree M&A Incorporated, 501 Madison Avenue, New York, New York 10022 so that I will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding Shares. Additionally, Innisfree M&A Incorporated may use this information to contact shareholders who have revoked their proxies in order to solicit later dated proxies for the election of the Nominees and approval of my other Proposals described herein.

IF YOU WISH TO VOTE “FOR” THE ELECTION OF MY NOMINEES TO THE INTERVOICE BOARD AND/OR “FOR” MY OTHER PROPOSALS DESCRIBED IN THIS PROXY STATEMENT, PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED BLUE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

RIGHTS OF APPRAISAL OR DISSENTERS’ RIGHTS

Shareholders of Intervoice do not have rights of appraisal or dissenters’ rights with respect to the matters described in this proxy statement.

SOLICITATION OF PROXIES; EXPENSES

In connection with the solicitation of proxies for use at the Annual Meeting, proxies may be solicited in person, by mail, courier services, internet, advertisement, telephone, facsimile and by electronic mail. Proxies will be solicited from individuals, brokers, banks, bank nominees and other institutional holders. I will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Shares they hold of record. I will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. Solicitation of proxies shall be made by me and any of the other Nominees, none of whom will receive additional compensation for such solicitation.

In addition, I have retained Innisfree M&A Incorporated (“Innisfree”) for solicitation and advisory services in connection with this solicitation. It is anticipated that Innisfree will employ approximately 25 persons to solicit Intervoice shareholders for the Annual Meeting. I have agreed to pay to Innisfree a fee of up to $75,000 and to reimburse Innisfree for its reasonable out-of-pocket expenses. I have also agreed to indemnify and hold Innisfree harmless against certain liabilities and expenses, including certain liabilities arising under the federal securities laws. Insofar as indemnification for liabilities arising under the federal securities laws may be permitted to Innisfree pursuant to the foregoing, I have been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy and is therefore unenforceable.

I am bearing the entire expense of this proxy solicitation. Costs related to this solicitation of proxies, including expenditures for attorneys, accountants, public relations or financial advisors, proxy solicitors, advertising, printing, transportation, postage and related expenses incidental to this solicitation, are currently anticipated to be approximately $500,000. I estimate that, through the date hereof, my expenses in connection with this solicitation are approximately $150,000. In the event that one or more of my Nominees are elected to the Intervoice Board, to the extent legally permissible, I intend to seek reimbursement of such expenses from Intervoice and do not intend to submit the question of such reimbursement to a vote of shareholders.

OTHER NOMINEE AND PARTICIPANT INFORMATION

Each of the Nominees, including myself, are deemed to be “participants” in this proxy solicitation as such term is defined under Regulation 14A of the Exchange Act. The names and business addresses of, and the present principal occupation or employment and the name, principal business and address of any corporation or other organization in which employment is carried out by, each of the Nominees, including myself, is set forth above under “PROPOSAL NO. 1—ELECTION OF DIRECTORS—The Nominees.”

I reserve the right to retain one or more financial advisors and additional proxy solicitors, who also may be considered participants in a solicitation under Regulation 14A of the Exchange Act.

In connection with my retirement as Chairman and Chief Executive Officer of Intervoice, I entered into a severance agreement (the “Severance Agreement”) with Intervoice on November 18, 2004. Among other provisions contained in the Severance Agreement is a mutual non-disparagement provision which provides that (i) I may not make to any other parties any statement, oral or written, which directly or indirectly impugns the quality or integrity of Intervoice’s business, accounting, or employment practices, or any other disparaging or derogatory remarks about Intervoice, its officers, directors, shareholders, managerial personnel, or other employees; and (ii) Intervoice will instruct its officers, directors or other representatives not to make any disparaging or derogatory remarks about me, including, without limitation, any remarks that impugn his leadership, performance or integrity while an employee of Intervoice. The Severance Agreement further provides that nothing contained therein is intended to or will act in any manner to prevent me or Intervoice’s officers, directors and other representatives from presenting testimony, making statements or providing information, in connection with any legal or governmental investigation or proceeding, that is truthful and accurate.

Intervoice and certain current and former officers and directors of Intervoice are named defendants in a lawsuit titled David Barrie, et al., on Behalf of Themselves and All Others Similarly Situated v. InterVoice-Brite, Inc., et al, No. 3-01CV1071-D, which lawsuit is pending in the United States District Court for the Northern District of Texas, Dallas Division. Included among those named former officers and directors is Daniel D. Hammond. According to the Intervoice 2007 Form 10-K, several related class action lawsuits were filed in the United States District Court for the Northern District of Texas on behalf of purchasers of common stock of Intervoice during the period from October 12, 1999 through June 6, 2000 (the “Class Period”). Plaintiffs filed claims, which were consolidated into one proceeding, under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended, and Securities and Exchange Commission Rule 10b-5 against Intervoice as well as certain named current and former officers and directors of Intervoice on behalf of the alleged class members. In the complaint, Plaintiffs claim that Intervoice and the named current and former officers and directors issued false and misleading statements during the Class Period concerning the financial condition of Intervoice, the results of the merger with Brite Voice Systems, Inc. and the alleged future business projections of Intervoice. Plaintiffs have asserted that these alleged statements resulted in artificially inflated stock prices. The District Court dismissed the Plaintiffs’ complaint because it lacked the degree of specificity and factual support to meet the pleading standards applicable to federal securities litigation. The Plaintiffs appealed the dismissal to the United States Court of Appeals for the Fifth Circuit, which affirmed the dismissal in part and reversed in part. The Fifth Circuit remanded a limited number of issues for further proceedings in the District Court. On September 26, 2006, the District Court granted the Plaintiffs’ motion to certify a class of people who purchased Intervoice stock during the Class Period between October 12, 1999 and June 6, 2000. On November 14, 2006, the Fifth Circuit granted Intervoice’s petition to appeal the District Court’s decision to grant Plaintiffs’ motion to certify a class. The briefing on the merits of Intervoice’s appeal is now complete, and Intervoice is currently waiting for the Fifth Circuit to either schedule oral argument or issue a ruling on the merits. Intervoice filed a motion to stay further discovery pending the Fifth Circuit’s decision on the merits of Intervoice’s appeal, but the District Court denied Intervoice’s motion. Intervoice is now in the process of continuing to produce documents in response to the Plaintiffs’ requests for production. Intervoice has stated in the Intervoice 2007 Form 10-K that it believes that it and its officers and directors complied with the applicable securities laws and intends to continue to vigorously defend the case. The foregoing summary of this litigation has been taken from the Intervoice 2007 Form 10-K. Accordingly, I do not take any responsibility for the accuracy or completeness of statements and other information taken from the Intervoice 2007 Form 10-K or other public documents, or for any failure by Intervoice to disclose any events that may affect the significance or accuracy of such information.

Except as set forth in this Proxy Statement (including Annex I hereto):

(i)	during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors);

(ii)	no participant in this solicitation directly or indirectly beneficially owns any securities of Intervoice;

(iii)	no participant in this solicitation owns any securities of Intervoice which are owned of record but not beneficially;

(iv)	no participant in this solicitation has purchased or sold any securities of Intervoice during the past two years;

(v)	no part of the purchase price or market value of the securities of Intervoice purchased or sold within the past two years by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities;

(vi)	no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of Intervoice, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies;

(vii)	no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of Intervoice;

(viii)	no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of Intervoice;

(ix)	no participant in this solicitation or any of his associates had a direct or indirect material interest in any transaction, or series of similar transactions, since the beginning of Intervoice’s last fiscal year, or had a direct or indirect material interest in any currently proposed transaction, or series of similar transactions, to which Intervoice or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000;

(x)	no participant in this solicitation or any of his/its associates has any arrangement or understanding with any person with respect to any future employment by Intervoice or its affiliates, or with respect to any future transactions to which Intervoice or any of its affiliates will or may be a party; and

(xi)	no person, including the participants in this solicitation, who is a party to an arrangement or understanding pursuant to which the Nominees are proposed to be elected, has a substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted on at the Annual Meeting.

Annex I attached hereto sets forth, as to each Nominee, all purchases and sales of securities of Intervoice effected during the past two years and their beneficial ownership of Shares of Intervoice.

ADDITIONAL INFORMATION

This proxy statement omits certain disclosure required by applicable law that will be included in Intervoice’s proxy statement. This disclosure includes, among other things, the securities of Intervoice held by Intervoice’s directors, nominees, management and 5% shareholders, biographical information on Intervoice’s current directors and executive officers, information concerning executive and director compensation, and certain other information regarding the 2007 Annual Meeting. Shareholders should refer to Intervoice’s proxy statement in order to review this disclosure. Intervoice’s proxy statement is also expected to contain information relating to the deadline for submitting shareholder proposals for inclusion in Intervoice’s proxy statement for Intervoice’s 2008 Annual Meeting and the date after which notice of shareholder proposals submitted is considered untimely. Accordingly, reference is made to Intervoice’s proxy statement for such information.

Except as otherwise noted herein, the information concerning Intervoice has been taken from or is based upon documents and records on file with the SEC and other publicly available information. Accordingly, I do not take any responsibility for the accuracy or completeness of statements and other information taken from Intervoice’s proxy statement or other public documents, or for any failure by Intervoice to disclose any events that may affect the significance or accuracy of such information.

I HAVE NOT SOUGHT OR OBTAINED ANY CONSENTS FROM ANY THIRD PARTY TO USE ANY STATEMENTS OR INFORMATION INDICATED HEREIN AS HAVING BEEN OBTAINED OR DERIVED FROM STATEMENTS MADE OR PUBLISHED BY THIRD PARTIES. ANY SUCH STATEMENTS OR INFORMATION SHOULD NOT BE VIEWED AS INDICATING THE SUPPORT OF SUCH THIRD PARTY FOR THE VIEWS EXPRESSED HEREIN. I MAKE NO WARRANTY AS TO WHETHER SUCH DATA OR INFORMATION, WHETHER DERIVED OR OBTAINED FROM FILINGS MADE WITH THE SEC OR FROM ANY THIRD PARTY, ARE ACCURATE.

I URGE YOU TO SIGN, DATE AND RETURN THE BLUE PROXY CARD IN FAVOR OF THE ELECTION OF MY NOMINEES AND MY OTHER PROPOSALS DESCRIBED IN THIS PROXY STATEMENT.

DAVID W. BRANDENBURG

Dated: June     , 2007

IMPORTANT

Please review this document and the enclosed materials carefully. YOUR VOTE IS VERY IMPORTANT, no matter how many or how few Shares you own.

1.	If your Shares are registered in your own name, please mark, sign, date and return the enclosed BLUE proxy card to my Proxy Solicitor, Innisfree M&A Incorporated, in the postage-paid envelope provided today.

2.	If you have previously signed and returned a White proxy card to Intervoice, you have every right to change your vote to a vote FOR the election of the Nominees. You may revoke any White proxy card already sent to Intervoice by marking, signing, dating and returning the enclosed BLUE proxy card in the postage-paid envelope provided. Any proxy may be revoked at any time prior to the 2007 Annual Meeting by delivering a written notice of revocation or a later dated proxy for the 2007 Annual Meeting to Innisfree M&A Incorporated, or by voting in person at the 2007 Annual Meeting. ONLY YOUR LATEST DATED PROXY FOR THE ANNUAL MEETING WILL BE COUNTED AT THE ANNUAL MEETING.

3.	If your Shares are held in the name of a brokerage firm, bank nominee or other institution, only it can sign a BLUE proxy card with respect to your Shares and only after receiving your specific instructions. Accordingly, please vote your shares according to the enclosed voting instruction form or contact the person responsible for your account and instruct that person to executive the BLUE proxy card representing your Shares. I urge you to confirm in writing your instructions to me in care of Innisfree M&A Incorporated at the address provided below so that I will be aware of your instructions and can take steps to ensure that your instructions are followed.

4.	After signing the enclosed BLUE proxy card, do not sign or return the White proxy card, even as a sign of protest.

If you have any questions, require assistance in executing your BLUE proxy card,

or need additional copies of these proxy materials, please contact

Innisfree M&A Incorporated, as follows:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Shareholders Call Toll-Free: (888) 750 5834

Banks and Brokerage Firms Call Collect: (212) 750-5833

ANNEX I

SECURITY OWNERSHIP OF NOMINEES

Nominee	Title of Class	Number of Shares Beneficially Owned	Percent of Class*
David W. Brandenburg	Common Stock	1,429,162	3.7%
Daniel H. Hammond	Common Stock	500,000	1.3%
Stuart Barab	Common Stock	50,000	Less than 1%
Wilson David “Bill” Fargo	Common Stock	0	0
Timothy W. Harris	Common Stock	19,000	Less than 1%
Mark Weinzierl	Common Stock	0	0
Michael J. Willner	Common Stock	1,137,022	2.9%

*	These percentages have been calculated based on the 38,844,915 Shares stated to be outstanding as of April 13, 2007 according to the Annual Report on Form 10-K of Intervoice for the fiscal year ended February 28, 2007 filed with the Securities and Exchange Commission on May 9, 2007. Such percentages will be updated in the event that Intervoice reports a revised number of issued and outstanding shares in its annual meeting proxy statement.

BENEFICIAL OWNERSHIP

The Nominees are deemed to beneficially own (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), in the aggregate, 3,135,184 Shares, representing approximately 8.1% of the issued and outstanding Shares, based upon the amount of Shares reported to be issued and outstanding in the Intervoice 2007 Form 10-K.

Mr. Brandenburg owns directly 1,241,362 Shares. These Shares were acquired with personal funds through various accounts, some of which have margin capabilities. Among other things, Mr. Brandenburg may use these accounts to buy and sell securities, some on temporary margin. Since other securities, investments and funds used for expenses are held in these accounts, it is not possible to determine the amounts, if any, of margin used with respect to the purchase of these Shares. Mr. Brandenburg may also be deemed to beneficially own 187,800 Shares held by the Brandenburg Life Foundation (the “Foundation”), a charitable foundation organized by Mr. Brandenburg and his wife, Diana L. Brandenburg. Mr. Brandenburg has the sole power to vote and dispose of 424,949 Shares beneficially owned by him, including 187,800 Shares held by the Foundation. In addition, Mr. Brandenburg has shared power with his spouse, Mrs. Brandenburg, with respect to the voting and disposition of 1,004,213 Shares held jointly by Mr. and Mrs. Brandenburg.

Mr. Hammond owns directly 500,000 Shares. These Shares were acquired with personal funds. Mr. Hammond has sole power with respect to the voting and disposition of the Shares beneficially owned by him.

Mr. Barab owns directly 50,000 Shares. These Shares were acquired with personal funds. Mr. Barab has sole power with respect to the voting and disposition of the Shares beneficially owned by him.

Mr. Harris owns directly 19,000 Shares. These Shares were acquired with personal funds. Mr. Harris has shared power with his spouse with respect to the voting and disposition of the Shares beneficially owned by him .

Mr. Wilner owns directly 1,137,022 Shares. These Shares were acquired with personal funds through various accounts, one of which is a margin account in which various securities are bought and sold. Certain of the Shares held by Mr. Willner are held in a margin account. The amounts in this account varies from time to time and may from time to time have a debit balance. Since other securities are held in such margin account, it is not

ANNEX I

possible to determine the amounts, if any, of margin used with respect to the purchase of the Shares. Mr. Willner has sole power to vote and dispose of the Shares beneficially owned by him.

SHARES OF COMMON STOCK OF INTERVOICE PURCHASED OR SOLD BY THE PARTICIPANTS IN THE LAST TWO YEARS

Set forth below are the dates and amounts of each Participant’s purchases and sales of Shares within the past two years. Except as otherwise specified, all purchases and sales were made in the open market.

Transactions in Intervoice’s Common Stock by David W. Brandenburg:

Date of Transaction	Nature of Transaction	Number of Shares
6/20/05	SALE	22,000
7/6/05	PURCHASE	20,000
7/12/05	PURCHASE	2,100
7/13/05	PURCHASE	17,900
7/14/05	PURCHASE	10,000
7/15/05	PURCHASE	24,587
7/18/05	PURCHASE	10,700
7/19/05	PURCHASE	10,000
8/26/05	PURCHASE	10,000
9/22/05	SALE	300
9/22/05	PURCHASE	1,000
11/4/05	SALE	10,000
11/7/05	SALE	10
11/10/05	SALE	5,000
11/15/05	SALE	10,000
12/6/05	SALE	40,000
12/7/05	SALE	17,200
12/8/05	SALE	2,759
12/23/05	SALE	10,000
1/3/06	PURCHASE	42,000
1/5/06	PURCHASE	8,000
4/28/06	PURCHASE	20,100
5/2/06	PURCHASE	100,000
5/3/06	PURCHASE	10,000
6/26/06	SALE	6,563
6/27/06	SALE	685
6/28/06	SALE	27,940
6/29/06	SALE	2,900
6/30/06	SALE	47,362
7/3/06	SALE	11,396
7/5/06	SALE	10,000
7/19/06	SALE	7,300
7/20/06	SALE	52,100
8/31/06	SALE	10,000
9/5/06	SALE	36,000
9/20/06	PURCHASE	18,300
9/21/06	SALE	8,300
11/9/06	SALE	20,000

ANNEX I

Date of Transaction	Nature of Transaction	Number of Shares
11/10/06	SALE	16,700
11/14/06	SALE	10,700
11/16/06	SALE	8,500
11/27/06	SALE	8,300
11/28/06	SALE	8,300
12/5/06	SALE	30,000
1/3/07	SALE	20,000

Transactions in Intervoice’s common stock by Daniel D. Hammond:

Date of Transaction	Nature of Transaction	Number of Shares
12/12/05	SALE	27,859
12/14/05	SALE	22,141
2/2/07	PURCHASE	30,000
2/5/07	PURCHASE	20,000
3/5/07	PURCHASE	50,000
4/2/07	PURCHASE	11,089
4/3/07	PURCHASE	40,047
4/27/07	PURCHASE	26,000
4/30/07	PURCHASE	74,000
5/15/07	PURCHASE	50,000
5/16/07	PURCHASE	100,000
5/17/07	PURCHASE	33,000
5/18/07	PURCHASE	65,864

Transactions in Intervoice’s Common Stock by Stuart Barab

Date of Transaction	Nature of Transaction	Number of Shares
5/8/06	PURCHASE	12,000

Transactions in Intervoice’s Common Stock by Wilson David “Bill” Fargo

Date of Transaction	Nature of Transaction	Number of Shares
None

Transactions in Intervoice’s Common Stock by Timothy W. Harris

Date of Transaction	Nature of Transaction	Number of Shares
1/12/06	SALE	500
5/24/06	SALE	500

Transactions in Intervoice’s Common Stock by Mark Weinzierl

Date of Transaction	Nature of Transaction	Number of Shares
None

ANNEX I

Transactions in Intervoice’s Common Stock by Michael J. Willner

Date of Transaction	Nature of Transaction	Number of Shares
6/2/05	PURCHASE	5,000
6/20/05	SALE	2,000
6/30/05	PURCHASE	4,000
7/14/05	PURCHASE	3,000
7/15/05	PURCHASE	3,000
7/28/05	PURCHASE	3,000
7/29/05	PURCHASE	1,000
8/5/05	PURCHASE	1,000
8/31/05	SALE	5,700
8/31/05	PURCHASE	5,700
9/1/05	PURCHASE	6,000
9/8/05	PURCHASE	1,000
9/21/05	PURCHASE	3,000
9/22/05	PURCHASE	9,800
10/31/05	PURCHASE	2,730
11/18/05	PURCHASE	2,000
1/4/06	PURCHASE	2,000
1/5/06	PURCHASE	3,561
1/6/06	SALE	3,661
1/11/06	PURCHASE	4,019
1/18/06	PURCHASE	642
1/27/06	PURCHASE	1,000
1/30/06	PURCHASE	2,500
2/1/06	PURCHASE	6,500
2/2/06	PURCHASE	500
2/3/06	PURCHASE	500
2/6/06	PURCHASE	1,000
2/7/06	PURCHASE	1,000
2/8/06	PURCHASE	500
2/13/06	PURCHASE	5,000
2/15/06	SALE	6,012
2/15/06	PURCHASE	6,012
2/22/06	PURCHASE	5,000
3/7/06	PURCHASE	3,000
3/21/06	PURCHASE	2,000
4/05/06	PURCHASE	5,000
4/6/06	PURCHASE	33,000
4/20/06	PURCHASE	5,000
4/25/06	PURCHASE	2,000
4/28/06	PURCHASE	5,000
5/2/06	PURCHASE	7,000
5/9/06	PURCHASE	2,200
5/10/06	PURCHASE	1,500
5/16/06	PURCHASE	3,000
5/18/06	PURCHASE	10,000
5/19/06	PURCHASE	1,000
5/24/06	PURCHASE	5,000
6/2/06	PURCHASE	800

ANNEX I

Date of Transaction	Nature of Transaction	Number of Shares
6/6/06	PURCHASE	1,100
6/7/06	PURCHASE	10,000
6/8/06	PURCHASE	5,500
6/13/06	PURCHASE	5,000
6/14/06	PURCHASE	1,100
6/19/06	PURCHASE	15,500
6/21/06	PURCHASE	13,100
6/22/06	PURCHASE	8,000
6/23/06	SALE	6,000
6/23/06	PURCHASE	4,000
6/26/06	SALE	1,100
6/26/06	PURCHASE	13,100
6/28/06	PURCHASE	5,000
6/30/06	SALE	5,000
7/3/06	PURCHASE	598
7/5/06	SALE	1,000
7/5/06	PURCHASE	4,100
7/7/06	PURCHASE	3,600
7/26/06	PURCHASE	5,000
8/28/06	PURCHASE	12,450
8/29/06	PURCHASE	5,000
8/30/06	SALE	5,000
8/30/06	PURCHASE	5,000
8/31/06	SALE	6,000
8/31/06	PURCHASE	5,000
9/5/06	PURCHASE	500
9/6/06	PURCHASE	3,000
9/11/06	PURCHASE	1,100
9/14/06	PURCHASE	500
9/15/06	PURCHASE	2,000
9/18/06	PURCHASE	5,423
9/20/06	SALE	1,000
9/20/06	PURCHASE	5,000
9/21/06	PURCHASE	5,000
9/25/06	PURCHASE	918
10/2/06	PURCHASE	5,000
10/5/06	PURCHASE	1,000
10/6/06	PURCHASE	3,000
10/9/06	PURCHASE	2,000
10/12/06	SALE	1,000
10/12/06	PURCHASE	3,000
10/13/06	SALE	1,000
10/16/06	PURCHASE	5,000
10/24/06	PURCHASE	843
11/10/06	PURCHASE	5,000
11/13/06	PURCHASE	700
11/14/06	PURCHASE	5,000
11/15/06	PURCHASE	5,000
11/16/06	PURCHASE	1,500
11/20/06	PURCHASE	1,109

ANNEX I

Date of Transaction	Nature of Transaction	Number of Shares
11/28/06	PURCHASE	2,000
12/5/06	PURCHASE	5,000
12/7/06	PURCHASE	5,000
12/12/06	PURCHASE	8,000
12/15/06	PURCHASE	5,000
12/20/06	PURCHASE	10,000
12/21/06	PURCHASE	3,152
1/3/07	PURCHASE	4,050
1/3/07	PURCHASE	5,000
1/4/07	PURCHASE	18,267
1/5/07	PURCHASE	5,000
1/12/07	PURCHASE	15,000
1/25/07	PURCHASE	3,000
1/26/07	PURCHASE	797
1/29/07	PURCHASE	3,000
1/30/07	PURCHASE	2,272
2/1/07	PURCHASE	3,600
2/2/07	PURCHASE	1,000
2/8/07	PURCHASE	2,141
2/22/07	PURCHASE	12,000
2/23/07	PURCHASE	8,991
2/26/07	PURCHASE	2,000
2/27/07	PURCHASE	2,058
3/5/07	SALE	15,819
3/5/07	PURCHASE	22,600
3/9/07	PURCHASE	15,629
3/12/07	PURCHASE	2,400
3/14/07	PURCHASE	5,000
3/20/07	PURCHASE	4,000
3/23/07	PURCHASE	6,000
3/27/07	PURCHASE	7,123
4/10/07	PURCHASE	2,877
4/12/07	PURCHASE	5,000
4/13/07	PURCHASE	2,300
4/27/07	PURCHASE	19,000
5/1/07	PURCHASE	1,981

ANNEX I

ANNEX II

PROPOSED AMENDMENTS

TO INTERVOICE’S BYLAWS

1.	Proposed Amendment to Section 3.02 of the Bylaws.

Section 3.02 of the Bylaws is amended, by replacing the first sentence in its entirety with the following sentence and by striking the second sentence:

“The number of directors that shall constitute the whole board of directors shall be seven (7) directors.”

2.	Proposed Amendment of Article IX of the Bylaws.

Article IX of the Bylaws is amended, by adding the following at the end of such section:

“Notwithstanding the foregoing, any alteration, amendment or repeal of Section 3.02 of these bylaws by the Board of Directors shall be effective only upon unanimous approval of the Board of Directors.”

PRELIMINARY COPY—SUBJECT TO COMPLETION

INTERVOICE, INC.

2007 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF DAVID W. BRANDENBURG

P R O X Y

The undersigned appoints and constitutes David W. Brandenburg as attorney, agent and proxy, with full power of substitution, to represent the undersigned and vote all Shares of common stock of Intervoice, Inc. (“Intervoice” or the “Company”) which the undersigned would be entitled to vote if personally present at the 2007 Annual Meeting of Shareholders of the Company scheduled to be held at                                          on             , July     , 2007 at             , local time, and including at any adjournments, postponements, reschedulings or continuations thereof and at any meeting called in lieu thereof (the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of David W. Brandenburg, or his substitute, with respect to any other matters as may properly come before the Annual Meeting that are unknown to David W. Brandenburg a reasonable time before this solicitation. This Proxy will be valid until the earlier of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4.

DAVID W. BRANDENBURG STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSALS 1, 2, 3 AND 4

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

☒	Please mark vote as in this example

Proposal 1—To elect David W. Brandenburg, Daniel D. Hammond, Stuart Barab, Wilson David “Bill” Fargo, Timothy W. Harris, Mark A. Weinzierl and Michael J. Willner to serve as directors of Intervoice until the 2008 Annual Meeting of Shareholders or until their successors are elected and shall qualify.

FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW

☐	☐	☐

INSTRUCTION: To withhold authority to vote for any individual nominee, mark the “FOR ALL EXCEPT” box above and write the name(s) of the nominee(s) you do not support on the line below. Your shares will be voted for the remaining nominee(s).

Proposal 2—To amend Section 3.02 of the Bylaws to set the size of the board at seven (7) directors and eliminate the ability of the Intervoice Board to increase its size without the unanimous consent of the Intervoice Board.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal 3—To amend Article IX of the Bylaws to require the unanimous vote of all directors for any amendment to the Bylaws that would change the number of directors constituting the Intervoice Board.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal 4—To repeal each provision of Intervoice’s Bylaws or amendments to the Bylaws that were adopted after July 21, 2004 and before the effectiveness of the foregoing Proposals and the seating of the Nominees on the Board, other than those provisions which were duly adopted by the shareholders of Intervoice and those provisions which under Texas law cannot be repealed by the shareholders of Intervoice, and to provide that, without the affirmative vote of the holders of a majority of the stock of Intervoice having voting power, the Intervoice Board may not thereafter amend any section of the Bylaws affected by such repeal or adopt any new Bylaw provision in a manner which serves to reinstate any repealed provision or adopt any provision having a similar effect as the repealed provision.

☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED:

(Signature)

(Signature, if held jointly)

(Title)

NOTE: This proxy should be signed as the name appears hereon. If Shares are held jointly, each joint owner should sign. If signing as attorney, executor, administrator, trustee, guardian, or in some other representative capacity, or as an officer of a corporation, please indicate full title and the capacity in which signing. Please complete, date and return it in the enclosed envelope, which requires no postage if mailed in the United States.